Accrued and Other Current Liabilities (Details) - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Accrued and Other Current Liabilities
Accrued payroll and other related expenses	$ 24,900	$ 23,901	$ 24,212
Accrued revenue share	9,338	11,786	13,480
Deferred revenue	9,401	9,553	10,019
Income taxes payable	183		15,777
Other	14,744	12,515	12,466
Total accrued and other current liabilities	$ 58,566	$ 57,755	$ 75,954